                            UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         Washington, DC 20549

                              FORM 8-K

                           CURRENT REPORT
                Pursuant to section 13 or 15(d) of
                The securities exchange Act of 1934

   Date of Report (Date of earliest event reported) September 26, 2005

              NAVISTAR FINANCIAL DEALER NOTE MASTER OWNER TRUST
        (Exact name of registrant as specified in its charter)

                               Delaware
            (State or other jurisdiction of incorporation)

      333-104639-01                                        36-3731520
(Commission File Number)                       (IRS Employer Identification No.)

425 N. Martingale Road, Schaumburg, Illinois                  60173
  (Address of principal executive offices                   (Zip Code)

       Registrant's telephone number, including area code (630)753-4000

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              INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01   Other Events and Regulation FD Disclosure

On September 26, 2005 the  Registrant has caused to be  made available  by the
Trustee the monthly Servicer and  Settlement  Certificates for the Due Period
ended August 31, 2005, which are attached as Exhibit 20 hereto.

Item 9.01   Financial Statements, Proforma Financial Information and Exhibits.

    (c)  Exhibits:   See attached Exhibit Index.

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                              SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                NAVISTAR FINANCIAL DEALER NOTE MASTER OWNER TRUST
                               (Registrant)

Date:  October 5, 2005                   By: /s/John V Mulvaney
                                                John V Mulvaney
                                                Vice President and Controller

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                                  FORM 8-K

                               EXHIBIT INDEX

Exhibit
Number
               Description

20             Monthly Servicer and Settlement Certificate #15, Series 2004-1
               made  available on  September 26, 2005  and  Monthly  Servicer  and
               Settlement  Certificate #7, Series  2005-1  made  available on
               September 26, 2005

20(A)          5.34 The percentages and all other information calculated
               pursuant to Section 1.01 of the Supplement, Certificate #15

20(B)          5.34 The  percentages  and all  other  information  calculated pursuant to  Section 1.01  of  the  Supplement, Certificate #7

20(C)          Dealer Note Master Owner Trust Series Data for the September 26,
               2005 Distribution Date

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                                                               EXHIBIT 20

                                          MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 15
                                                     DEALER NOTE MASTER TRUST
                                                           DEALER NOTE
                                                   ASSET BACKED CERTIFICATES,
                                                          SERIES 2004-1

Under the Series 2004-1 Supplement dated as of June 10, 2004 (the "Supplement") by and among Navistar Financial Corporation,
("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among NFC, NFSC, and the Master Trust Trustee, the Master Trust Trustee is required to prepare certain information each month regarding current distributions to certain accounts and payments to the Series 2004-1 Certificateholders as well as the performance of the Master
Trust during the previous month.  The information which is required to be prepared with respect to the Distribution Date of
September 26, 2005, the Transfer Date of September 23, 2005 and with respect to the performance of the Master Trust during the Due
Period ended on August 31, 2005 and the Distribution Period ended September 25, 2005 is set forth below.  Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate.  Certain other information is presented based on the aggregate amounts for the Master Trust as a whole.  Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the Supplement.

        1 NFC is Servicer under the Agreement.

        2 The undersigned is a Servicing Officer.

        3 Master Trust Information.

      3.1 The amount of the Advance, if any, for the Due Period                                                           131,589.70

      3.2 The amount of ITEC Finance Charges for the Due Period                                                         3,355,968.66

      3.3 The average daily balance of Dealer Notes outstanding during the Due Period                               1,196,840,748.92

      3.4 The total amount of Advance Reimbursements for the Due Period                                                         0.00

      3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period                                 482,244,050.67

      3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust                                510,566,871.89
          during the Due Period

      3.7 The amount of the Servicing Fee for the Due Period                                                            1,015,838.62

      3.8 The average daily Master Trust Seller's Interest during the Due Period                                      173,892,580.65

      3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving effect to the
          transactions set forth in Article IV of the Supplement)                                                     159,570,000.00

     3.10 The aggregate amount of Collections for the Due Period                                                      517,171,056.13

     3.11 The aggregate amount of Finance Charge Collections for the Due Period                                         7,968,293.99

     3.12 The aggregate amount of Principal Collections for the Due Period                                            509,202,762.14

     3.13 The amount of Dealer Note Losses/(Recoveries) for the Due Period                                                      0.00

     3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period                                 1,219,006,350.06

     3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
          of the Agreement)                                                                                            26,958,711.47

     3.16 Eligible Investments in the Excess Funding Account:

          a.  The aggregate amount of funds invested in Eligible Investments as of the                                 26,563,649.94
               end of the Due Period
          b.  Description of each Eligible Investment:                                             JP Morgan Prime Money Market Fund
          c.  The rate of interest applicable to each such Eligible Investment                                                 3.33%
          d.  The rating of each such Eligible Investment                                                                   AAAm/Aaa

     3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
          as of the end of the Due Period                                                                              19,252,238.97

     3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:

          i)     Chicago International
          ii)    Southland Intl.Trks
          iii)   Lee Smith Inc
          iv)    Truck King Intl Sls-Svc
          v)     Rivers Bus Sales

     3.19 Aggregate amount of delinquent principal payments (past due greater than 30 days)
          as a percentage of the total principal amount outstanding, as of the end of the Due Period                           0.09%

     3.20 The aggregate amount of Dealer Notes issued to finance used vehicles,
          as of the end of the Due Period                                                                              57,755,679.55

     3.21 The aggregate amount of funds on deposit in the Servicer Transition Fee Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth
          in Article IV of the Supplement)                                                                                103,075.16

     3.22 Eligible Investments in the Servicer Transition Fee Account:

          a.  The aggregate amount of funds invested in Eligible Investments                                              102,783.31
          b.  Description of each Eligible Investment:                                             JP Morgan Prime Money Market Fund
          c.  The rate of interest applicable to each such Eligible Investment                                                 3.33%
          d.  The rating of each such Eligible Investment                                                                   AAAm/Aaa

     3.23 The aggregate amount of funds on deposit in the Servicer Transition Fee Account as of the Distribution Date (after giving effect to the transactions set forth in Article IV
          of the Supplement and to the payments made on the Distribution Date)                                            100,000.00

      4.0 Series 2004-1 Information.

      4.1 The Invested Amount as of the Distribution Date (after giving effect to the transactions set forth in Article IV of the Supplement and to the payments
          made on the Distribution Date)                                                                              424,000,000.00

      4.2 The Adjusted Invested Amount as of the Distribution Date (after giving effect to the transactions set forth in Article IV of the Supplement and to the
          payments made on the Distribution Date)                                                                     462,160,000.00

      4.3 The amount of Seller's Invested Amount for the Due Period                                                  $159,570,000.00

      4.4 The amount of Series Allocable Dealer Notes Losses/(Recoveries) for the
          Due Period                                                                                                            0.00

      4.5 The amount of Series Allocable Finance Charge Collections for the Due Period                                  3,035,991.02

      4.6 The amount of Series Allocable Principal Collections for the Due Period                                     194,010,790.39

      4.7 The amount of Noteholder Allocated Dealer Note Losses/(Recoveries) for
          the Due Period                                                                                                        0.00

      4.8 The amount of Noteholder Available Interest Amounts for the Due Period                                        2,711,747.18

      4.9 The amount of Noteholder Available Principal Amounts for the Due Period                                     173,280,919.20

     4.10 The aggregate amount of the Principal Shortfall, if any, for the Due Period                                           0.00

     4.11 The aggregate amount of Seller Interest Amounts for the Due Period                                              324,243.84

     4.12 The aggregate amount of Seller's Principal Amounts for the Due Period                                        20,720,352.41

     4.13 The Reassignment Amount as of the Transfer Date                                                             424,000,000.00

     4.14 The Minimum Series Seller's Invested Amount as of the Distribution Date
          (after giving effect to the transactions set forth in Article IV of the Supplement)                          50,880,000.00

     4.15 The Minimum Seller's
          Invested Amount as of the Distribution Date (after giving effect to the transactions
          set forth in Article IV of the Supplement)                                                                            0.00

     4.16 The Minimum Series Seller's
          Interest as of the Distribution Date (after giving effect to the transactions
          set forth in Article IV of the Supplement)                                                                   50,880,000.00

     4.17 The Series Allocation Percentage with respect to Series 2004-1 for
          the Due Period                                                                                                      38.10%

     4.18 The Noteholder Floating Allocation Percentage for the
          Due Period                                                                                                          89.32%

     4.19 The Noteholder Principal Allocation Percentage, if applicable,
          for the Due Period                                                                                                  89.32%

     4.20 The total amount to be distributed on the Series
          2004-1 Certificates on the Distribution Date                                                                  1,787,563.19

     4.21 The total amount, if any, to be distributed on the Series 2004-1 Certificates
          on the Distribution Date allocable to the Invested Amount                                                             0.00

     4.22 The total amount, if any, to be distributed on the Series 2004-1 Certificates on the Distribution Date allocable to interest on the Series 2004-1
          Certificates                                                                                                  1,441,855.87

     4.23 The amount of the Investor Servicing Fee to be
          paid on such Distribution Date                                                                                  345,707.32

     4.24 The amount of Investment Income with respect to the Series 2004-1 Certificate
          for the Due Period                                                                                              161,507.10

     4.25 The amount of Excess Interest Collections for the Due Period                                                  1,085,691.09

     4.26 The amount of Excess Interest Collections for the
          Due Period allocated to other Series                                                                                  0.00

     4.27 The amount of Noteholder Available Principal Amounts treated
          as Shared Principal Collections and allocated to other Series for the Due Period                                      0.00

     4.28 The amount of all Shared Principal Collections allocated to Series 2004-1
          for the Due Period                                                                                                    0.00

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                                                           NOTE STATEMENT
                                          MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 15
                                          NAVISTAR FINANCIAL DEALER NOTE MASTER OWNER TRUST
                                                        SERIES 2004-1 NOTES

Under the Series 2004-1 Indenture Supplement dated as of June 10, 2004 (the "Indenture Supplement") by and among the Navistar
Financial Dealer Note Master Owner Trust (the "Master Owner Trust") and The Bank of New York, as trustee (the "Indenture Trustee"), the Indenture Trustee is required to prepare certain information each month regarding current distributions to certain accounts and payments on the Series 2004-1 Notes as well as the performance of the Master Owner Trust during the previous month.  The information which is required to be prepared with respect to the Payment Date of  September 26, 2005,  the Transfer Date of September 23, 2005
and with respect to the performance of the Master Owner Trust during the Due Period ended on August 31, 2005 and the Distribution
Period ended on September 25, 2005 is set forth below.  Certain of the information is presented on the basis of an original principal amount of $1,000 per Note.  Certain other information is presented based on the aggregate amounts for the Master Owner
Trust as a whole.  Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the
Indenture Supplement.

      5 Series 2004-1 Notes Information

    5.1 Series 2004-1 Nominal Liquidation Amount as of the Transfer Date (after giving effect to the transactions set forth in Article III of the Series 2004-1
        Indenture Supplement and to payments made on the Payment Date).                                               212,000,000.00

        Cumulative Reductions (Net of Reinstatements) of the Series 2004-1 Nominal
        Liquidation Amount, if any, as of the Transfer Date                                                                     0.00

    5.2 Series 2004-1 Collateral Amount as of the Transfer Date (after giving effect to the transactions set forth in Article III of the Series 2004-1 Indenture Supplement and
        to payments made on the Payment Date).                                                                        231,080,000.00

    5.3 Series 2004-1 Overcollateralization Amount as of the Transfer Date (after giving effect to the transactions set forth in Article III of the Series 2004-1 Indenture Supplement
        and to payments made on the Payment Date).                                                                     19,080,000.00

        Series 2004-1 Target Overcollateralization Amount, if any, as of the Transfer Date                             19,080,000.00

        Cumulative Reductions (Net of Reinstatements) of the Series 2004-1
        Overcollateralization Amount Deficiency, if any, as of the Transfer Date                                                0.00

    5.4 Series 2004-1 Allocated Dealer Note Losses/(Recoveries) for the Due Period                                              0.00

    5.5 Series 2004-1 Allocated Interest Amounts for the Due Period                                                     1,355,873.59

    5.6 Series 2004-1 Allocated Principal Amounts for the Due Period                                                   86,640,459.60

    5.7 Series 2004-1 Noteholders Allocated Dealer Note Losses/(Recoveries) for the Due Period                                  0.00

    5.8 Series 2004-1 Available Interest Amounts with respect to the Due Period                                         1,440,385.43

    5.9 Series 2004-1 Available Principal Amounts with respect to the Due Period                                       86,640,459.60

   5.10 Shortfall in Series Available Principal Amounts, if any, for the Due Period                                             0.00

   5.11 Sellers Invested Amount for the Series 2004-1 Notes for the Due Period                                         25,440,000.00

   5.12 Shortfall in Series Available Interest Amounts, if any, for the Due Period                                              0.00

   5.13 Unreimbursed reductions to the Series 2004-1 Collateral Amount, if any,
        for the Due Period                                                                                                      0.00

   5.14 Nominal Liquidation Amount plus Accrued and Unpaid Interest as of the
        Transfer Date                                                                                                 212,000,000.00

   5.15 Series 2004-1 Required Seller's Invested Amount as of the Payment Date                                         25,440,000.00

   5.16 Series 2004-1 Controlled Accumulation Amount, if any, for the Due Period                                                0.00

   5.17 Series 2004-1 Controlled Deposit Amount, if any, for the Due Period                                                     0.00

   5.18 Series Variable Allocation Percentage for the Due Period                                                              50.00%

   5.19 Series Fixed Allocation Percentage for the Due Period                                                                 50.00%

   5.20 Total amount to be distributed on the Series 2004-1 Notes on the Payment Date                                     924,263.06

   5.21 Total amount, if any, to be distributed on the Series 2004-1 Notes on the Payment
        Date allocable to the Outstanding Principal Amount                                                                      0.00

   5.22 Total amount to be distributed on the Series 2004-1 Notes on the Payment Date allocable
        to interest on the Series 2004-1 Notes                                                                            730,741.27

   5.23 Series 2004-1 Servicing Fee to be paid on the Payment Date                                                        193,521.79

 5.24.1 Series 2004-1 Investment Income                                                                                    76,995.26

 5.24.2 Series 2004-1 Principal Funding Account investment income                                                               0.00

 5.24.3 Series 2004-1 Negative Carry Account investment income                                                                  0.00

 5.24.4 Series 2004-1 Interest Funding Account investment income                                                                0.00

 5.24.5 Series 2004-1 Spread Account investment income                                                                      7,516.58

   5.25 Series Excess Available Interest Amounts for the Due Period                                                       516,122.37

   5.26 Excess Available Interest Amounts for the Due Period allocated to other
        Series of Notes                                                                                                         0.00

   5.27 Excess Available Interest Amounts for the Due Period allocated to Series                                                0.00
        of Investor Certificates

   5.28 Excess Available Principal Collections allocated from other series of Notes to Series 2004-1                            0.00
        for the Due Period

   5.29 Amount of Shared Principal Collections allocated to Series 2004-1 Collateral Certificate for the Due Period             0.00

   5.30 Amount of Excess Available Principal Collections allocated to other
        Series of Notes for the Due Period                                                                                      0.00

   5.31 Cash Collateral Percentage as of the Transfer Date                                                                     2.16%

   5.32 Mismatch Amount for the Series 2004-1 Notes for the Due Period                                                          0.00

   5.33 Reimbursement Amount for the Series 2004-1 Notes for the Due Period                                                     0.00

   5.34 Certain amounts and calculations referenced in the definition of Early Redemption Event.                     See Exhibit "A"

      6 Account Information

    6.1 Series 2004-1 Spread Account Balance as of the Payment Date after giving effect
        to all withdrawals and deposits made on such Payment Date                                                       2,650,000.00

        Series 2004-1 Spread Account Required Amount, if any, as of the Payment Date
        after giving effect to all withdrawals and deposits made on such Payment Date                                   2,650,000.00

    6.2 Series 2004-1 Principal Funding Account Balance as of the Payment Date after
        giving effect to all withdrawals and deposits made on such Payment Date                                                 0.00

    6.3 Series 2004-1 Negative Carry Account Balance as of the Payment Date after
        giving effect to all withdrawals and deposits made on such Payment Date                                                 0.00

        Series 2004-1 Required Negative Carry Account Balance, if any, as of the
        Payment Date after giving effect to all withdrawals and deposits made on such
        Payment Date                                                                                                            0.00

    6.4 Series 2004-1 Interest Funding Account Balance as of the Payment Date after
        giving effect to all withdrawals and deposits made on such Payment Date                                                 0.00

      7 Class A Notes Information

    7.1 Class A Outstanding Principal Amount as of the Payment Date after giving
        effect to the transactions made on such Payment Date                                                          200,000,000.00

    7.2 Class A Nominal Liquidation Amount as of the Payment Date after giving
        effect to the transactions made on such Payment Date                                                          200,000,000.00

    7.3 Total amount to be distributed on the Class A Notes on the Payment Date                                           683,139.56

    7.4 Total amount, if any, to be distributed on the Class A Notes on the Payment Date
        allocable to the Class A Outstanding Principal Amount                                                                   0.00

    7.5 Total amount to be distributed on the Class A Notes on the Payment Date
        allocable interest on the Class A Notes                                                                           683,139.56

    7.6 Class A Monthly Interest for the Interest Period                                                                  683,139.56

      8 Class B Notes Information

    8.1 Class B Outstanding Principal Amount as of the Payment Date after giving effect
        to the transactions made on such Payment Date                                                                  12,000,000.00

    8.2 Class B Nominal Liquidation Amount as of the Payment Date after giving
        effect to the transactions made on such Payment Date                                                           12,000,000.00

    8.3 Total amount to be distributed on the Class B Notes on the Payment Date                                            47,601.71

    8.4 Total amount, if any, to be distributed on the Class B Notes on the Payment
        Date allocable to the Class B Outstanding Principal Amount                                                              0.00

    8.5 Total amount to be distributed on the Class B Notes on the Payment Date
        allocable interest on the Class B Notes                                                                            47,601.71

    8.6 Class B Monthly Interest for the Interest Period                                                                   47,601.71

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                                                            NOTE STATEMENT
                                           MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 7
                                          NAVISTAR FINANCIAL DEALER NOTE MASTER OWNER TRUST
                                                        SERIES 2005-1 NOTES

Under the Series 2005-1 Indenture Supplement dated as of February 28, 2005 (the "Indenture Supplement") by and among the Navistar
Financial Dealer Note Master Owner Trust (the "Master Owner Trust") and The Bank of New York, as trustee (the "Indenture Trustee"), the Indenture Trustee is required to prepare certain information each month regarding current distributions to certain accounts and payments on the Series 2005-1 Notes as well as the performance of the Master Owner Trust during the previous month.  The information which is required to be prepared with respect to the Payment Date of September 26, 2005,  the Transfer Date of September 23, 2005
and with respect to the performance of the Master Owner Trust during the Due Period ended on August 31, 2005 and the Distribution
Period ended on September 25, 2005 is set forth below.  Certain of the information is presented on the basis of an original principal amount of $1,000 per Note.  Certain other information is presented based on the aggregate amounts for the Master Owner
Trust as a whole.  Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the
Indenture Supplement.

      5 Series 2005-1 Notes Information

    5.1 Series 2005-1 Nominal Liquidation Amount as of the Transfer Date (after giving effect to the transactions set forth in Article III of the Series 2005-1
        Indenture Supplement and to payments made on the Payment Date).                                               212,000,000.00

        Cumulative Reductions (Net of Reinstatements) of the Series 2005-1 Nominal
        Liquidation Amount, if any, as of the Transfer Date                                                                     0.00

    5.2 Series 2005-1 Collateral Amount as of the Transfer Date (after giving effect to the transactions set forth in Article III of the Series 2005-1 Indenture Supplement and
        to payments made on the Payment Date).                                                                        231,080,000.00

    5.3 Series 2005-1 Overcollateralization Amount as of the Transfer Date (after giving effect to the transactions set forth in Article III of the Series 2005-1 Indenture Supplement
        and to payments made on the Payment Date).                                                                     19,080,000.00

        Series 2005-1 Target Overcollateralization Amount, if any, as of the Transfer Date                             19,080,000.00

        Cumulative Reductions (Net of Reinstatements) of the Series 2005-1
        Overcollateralization Amount Deficiency, if any, as of the Transfer Date                                                0.00

    5.4 Series 2005-1 Allocated Dealer Note Losses/(Recoveries) for the Due Period                                              0.00

    5.5 Series 2005-1 Allocated Interest Amounts for the Due Period                                                     1,355,873.59

    5.6 Series 2005-1 Allocated Principal Amounts for the Due Period                                                   86,640,459.60

    5.7 Series 2005-1 Noteholders Allocated Dealer Note Losses/(Recoveries) for the Due Period                                  0.00

    5.8 Series 2005-1 Available Interest Amounts with respect to the Due Period                                         1,440,386.97

    5.9 Series 2005-1 Available Principal Amounts with respect to the Due Period                                       86,640,459.60

   5.10 Shortfall in Series Available Principal Amounts, if any, for the Due Period                                             0.00

   5.11 Sellers Invested Amount for the Series 2005-1 Notes for the Due Period                                         25,440,000.00

   5.12 Shortfall in Series Available Interest Amounts, if any, for the Due Period                                              0.00

   5.13 Unreimbursed reductions to the Series 2005-1 Collateral Amount, if any,
        for the Due Period                                                                                                      0.00

   5.14 Nominal Liquidation Amount plus Accrued and Unpaid Interest as of the
        Transfer Date                                                                                                 212,000,000.00

   5.15 Series 2005-1 Required Seller's Invested Amount as of the Payment Date                                         25,440,000.00

   5.16 Series 2005-1 Controlled Accumulation Amount, if any, for the Due Period                                                0.00

   5.17 Series 2005-1 Controlled Deposit Amount, if any, for the Due Period                                                     0.00

   5.18 Series Variable Allocation Percentage for the Due Period                                                              50.00%

   5.19 Series Fixed Allocation Percentage for the Due Period                                                                 50.00%

   5.20 Total amount to be distributed on the Series 2005-1 Notes on the Payment Date                                     904,636.39

   5.21 Total amount, if any, to be distributed on the Series 2005-1 Notes on the Payment
        Date allocable to the Outstanding Principal Amount                                                                      0.00

   5.22 Total amount to be distributed on the Series 2005-1 Notes on the Payment Date allocable
        to interest on the Series 2005-1 Notes                                                                            711,114.60

   5.23 Series 2005-1 Servicing Fee to be paid on the Payment Date                                                        193,521.79

 5.24.1 Series 2005-1 Investment Income                                                                                    76,995.26

 5.24.2 Series 2005-1 Principal Funding Account investment income                                                               0.00

 5.24.3 Series 2005-1 Negative Carry Account investment income                                                                  0.00

 5.24.4 Series 2005-1 Interest Funding Account investment income                                                                0.00

 5.24.5 Series 2005-1 Spread Account investment income                                                                      7,518.12

   5.25 Series Excess Available Interest Amounts for the Due Period                                                       535,750.58

   5.26 Excess Available Interest Amounts for the Due Period allocated to other
        Series of Notes                                                                                                         0.00

   5.27 Excess Available Interest Amounts for the Due Period allocated to Series                                                0.00
        of Investor Certificates

   5.28 Excess Available Principal Collections allocated from other series of Notes to Series 2005-1                            0.00
        for the Due Period

   5.29 Amount of Shared Principal Collections allocated to Series 2004-1 Collateral Certificate for the Due Period             0.00

   5.30 Amount of Excess Available Principal Collections allocated to other
        Series of Notes for the Due Period                                                                                      0.00

   5.31 Cash Collateral Percentage as of the Transfer Date                                                                     2.16%

   5.32 Mismatch Amount for the Series 2005-1 Notes for the Due Period                                                          0.00

   5.33 Reimbursement Amount for the Series 2005-1 Notes for the Due Period                                                     0.00

   5.34 Certain amounts and calculations referenced in the definition of Early
        Redemption Event.                                                                                            See Exhibit "A"

      6 Account Information

    6.1 Series 2005-1 Spread Account Balance as of the Payment Date after giving effect
        to all withdrawals and deposits made on such Payment Date                                                       2,650,000.00

        Series 2005-1 Spread Account Required Amount, if any, as of the Payment Date
        after giving effect to all withdrawals and deposits made on such Payment Date                                   2,650,000.00

    6.2 Series 2005-1 Principal Funding Account Balance as of the Payment Date after
        giving effect to all withdrawals and deposits made on such Payment Date                                                 0.00

    6.3 Series 2005-1 Negative Carry Account Balance as of the Payment Date after
        giving effect to all withdrawals and deposits made on such Payment Date                                                 0.00

        Series 2005-1 Required Negative Carry Account Balance, if any, as of the
        Payment Date after giving effect to all withdrawals and deposits made on such
        Payment Date                                                                                                            0.00

    6.4 Series 2005-1 Interest Funding Account Balance as of the Payment Date after
        giving effect to all withdrawals and deposits made on such Payment Date                                                 0.00

      7 Class A Notes Information

    7.1 Class A Outstanding Principal Amount as of the Payment Date after giving
        effect to the transactions made on such Payment Date                                                          200,000,000.00

    7.2 Class A Nominal Liquidation Amount as of the Payment Date after giving
        effect to the transactions made on such Payment Date                                                          200,000,000.00

    7.3 Total amount to be distributed on the Class A Notes on the Payment Date                                           667,139.56

    7.4 Total amount, if any, to be distributed on the Class A Notes on the Payment Date
        allocable to the Class A Outstanding Principal Amount                                                                   0.00

    7.5 Total amount to be distributed on the Class A Notes on the Payment Date
        allocable interest on the Class A Notes                                                                           667,139.56

    7.6 Class A Monthly Interest for the Interest Period                                                                  667,139.56

      8 Class B Notes Information

    8.1 Class B Outstanding Principal Amount as of the Payment Date after giving effect
        to the transactions made on such Payment Date                                                                  12,000,000.00

    8.2 Class B Nominal Liquidation Amount as of the Payment Date after giving
        effect to the transactions made on such Payment Date                                                           12,000,000.00

    8.3 Total amount to be distributed on the Class B Notes on the Payment Date                                            43,975.04

    8.4 Total amount, if any, to be distributed on the Class B Notes on the Payment
        Date allocable to the Class B Outstanding Principal Amount                                                              0.00

    8.5 Total amount to be distributed on the Class B Notes on the Payment Date
        allocable interest on the Class B Notes                                                                            43,975.04

    8.6 Class B Monthly Interest for the Interest Period                                                                   43,975.04

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                                                            Exhibit 20(A)
                                                          Series 2004-1 Notes

5.34     The percentages and all other information calculated pursuant to the
         Definition at Early Redemption Events as specified in Section 1.01 of
         The Series 2004-1 Indenture Supplement

         "Early Redemption Events" means, with respect to the Series 2004-1 Notes, each of the Early Amortization Events specified in Section 9.01 of the
         Pooling and Servicing Agreement, as supplemented by the Series Supplement, plus each of the following:

(A)      failure on the part of the Seller (i) to make any payment, distribution or deposit required under the Pooling and Servicing Agreement or the Series
              Supplement within five Business Days after the Due Date or (ii) to observe or perform in any material respect any other material covenants or agreements of the Seller, which failure has a material adverse effect on the Series 2004-1
              Noteholders and which continues unremedied for a period of 60 days after written notice of such failure shall have been given to the Seller by the
              Indenture Trustee or to the Seller and the Indenture Trustee by any Holder
              of the Series 2004-1 Notes;                                                                                    NO

(B)      any representation or warranty made by the Seller pursuant to the Pooling and Servicing Agreement or any information contained in the schedule of
              Dealer Notes delivered thereunder or the Series Supplement shall prove to have been incorrect in any material respect when made or when delivered, which representation, warranty or schedule, or the circumstances or condition that caused such representation, warranty or schedule to be incorrect, continues to be incorrect or uncured in any material respect for a period of 60 days after written notice of such incorrectness shall have been given to the Seller by the Indenture Trustee or to the Seller and
              the Indenture Trustee by any Holder of the Series 2004-1 Notes and as a
              result of which the interests of the Series 2004-1 Noteholders are materially and adversely affected, provided, however, that an Early Redemption
              Event shall not be deemed to occur if the Seller has repurchased the related Dealer Notes or all such Dealer Notes, if applicable, during such period in accordance with the provisions of the Pooling and Servicing
              Agreement;                                                                                                     NO

(C)      any of the Seller, ITEC, NIC or NFC shall file a petition commencing a voluntary case under any chapter of the federal bankruptcy laws; or the
              Seller or NFC shall file a petition or answer or consent seeking reorganization, arrangement, adjustment or composition under any other similar applicable federal law, or shall consent to the filing of any such petition, answer or consent; or the Seller, ITEC, NIC or NFC shall appoint, or consent to the appointment of a custodian, receiver, liquidator, trustee, assignee, sequestrator or other similar official in bankruptcy or insolvency of it or of any substantial part of its property; or the Seller, ITEC, NIC or NFC shall make an assignment for the benefit of creditors, or shall
              admit in writing its inability to pay its debts generally as they become due;                                  NO

(D)      any order for relief against any of the Seller, ITEC, NIC or NFC shall have been entered by a court having jurisdiction in the premises under any chapter of the federal bankruptcy laws, and such order shall have continued undischarged or unstayed for a period of 120 days; or a decree or order by a court having jurisdiction in the premises shall have been entered approving as properly filed a petition seeking reorganization, arrangement, adjustment, or composition of the Seller, ITEC, NIC or NFC under any other similar applicable federal law, and such decree or order shall have continued undischarged or unstayed for a period of 120 days;
              or a decree or order of a court having jurisdiction in the premises for the appointment of a custodian, receiver, liquidator, trustee, assignee, sequestrator or other similar official in bankruptcy or insolvency of the
              Seller, ITEC, NIC or NFC of any substantial part of their property, or for the winding up or liquidation of their affairs, shall have been entered, and such decree or order shall have remained in force undischarged or
              unstayed for a period of 120 days;                                                                             NO

(E)      the Seller shall become legally unable for any reason to transfer Dealer Notes to the Master Trust in accordance with the provisions of the Pooling and
              Servicing Agreement;                                                                                           NO

(F)      on any Transfer Date, after giving effect to allocations to be made on that
               Transfer Date (including payments to be made on the related Payment Date), the Series 2004-1 Target Overcollateralization Amount exceeds the
               Series 2004-1 Overcollateralization Amount by more than the
               Series 2004-1 Overcollateralization Amount Shortfall Trigger; provided, however, that if such shortfall was caused by an Excess Cash Collateral
               Event, the Seller shall have a six month period during which an Early
               Redemption Event shall not occur if the foregoing condition is satisfied by calculating the Series 2004-1 Nominal Liquidation Amount after subtracting the amount on deposit in the Series 2004-1 Principal Funding
              Account in respect of the Series 2004-1 Notes;                                                                 NO

(G)      any Servicer Termination Event shall occur (i) which would have a material adverse effect on the Series 2004-1 Noteholders and (ii) for which the
              Servicer has received a notice of termination;                                                                 NO

(H)      on any Determination Date, as of the last day of the preceding Due Period, the aggregate principal balance amount of Dealer Notes owned by the Master Trust relating to used vehicles exceeds 25% of the aggregate principal balance of
              Dealer Notes held by the Master Trust on that last day;
              Aggregate Principal Dealer Note Balance which was advanced against
              Financed Vehicles which are Used Vehicles exceeds 25% of the
              Aggregate Principal Balance of all Dealer Notes?                                                               NO

               Used Financed Vehicle Ratio: 4.75%

(I)      on any Determination Date, the quotient of (i) the product of (a) the sum of Dealer Note Collections for each of the related Due Period and the two immediately preceding Due Periods and (b) four, divided by (ii) the daily average principal amount of Dealer Notes outstanding during such Due
              Periods ("Turnover") is less than 1.7;
              Turnover Ratio less than 1.7?                                                                                  NO

                           Turnover Ratio:  4.38

(J)      the Series 2004-1 Outstanding Principal Amount is not repaid by the
              Expected Principal Payment Date;                                                                               NO

(K)      the Issuer becomes an "investment company" within the meaning of the
              Investment Company Act of 1940, as amended, and is not exempt from
              compliance with that Act;                                                                                      NO

(L)      the occurrence of an Event of Default under the Indenture;                                                          NO

(M)      the delivery by the Seller to the Master Trust Trustee of a notice stating that the Seller shall no longer continue to sell Dealer Notes to the Master
             Trust commencing on the date specified in such notice;                                                          NO

(N)      the Average Coverage Differential shall be equal to or less than negative two percent (-2%) on each of three consecutive Determination Dates;
             Average Coverage Differential shall be equal to or less than negative
             Two percent (-2.00%) on each of three consecutive Determination
             Dates?                                                                                                          NO

                           2 Months Past:            3.73%
                           1 Month Past:             3.87%
                           Current Month:            3.18%

(O)      on any Determination Date, the quotient of (i) the sum of Dealer Note
             Losses for each of the related Due Period and the five immediately preceding
             Due Periods and (ii) the sum of Principal Collections for each of the related
             Due Period and the five immediately preceding Due Periods, is greater than or equal to one percent (1%);
             Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?                                            NO

                 Dealer Note Loss Ratio:   0.00%

(P)      at the end of any Due Period, the Seller's Invested Amount is reduced to an amount less than the Minimum Seller's Invested Amount and the Seller has failed to assign additional Dealer Notes to the Master Trust or deposit cash into the Excess Funding Account, the Series 2004-1 Principal Funding
             Account or any other principal funding account with respect to any other series in the amount of such deficiency within ten Business Days following the end of such Due Period; provided, however, that if such deficiency was caused by an Excess Cash Collateral Event, the Seller shall have a six month period during which an Early Redemption Event shall not occur if the foregoing condition is satisfied by calculating the Series 2004-1 Nominal
             Liquidation Amount after subtracting the amount on deposit in the Series
             2004-1 Principal Funding Account in respect of the Series 2004-1 Notes; and                                     NO

(Q)      failure on the part of ITEC to make a deposit in the Interest Deposit Account required by the terms of the Interest Deposit Agreement on or before the date occurring five Business Days after the date such deposit is required
             by the Interest Deposit Agreement to be made                                                                    NO

               In the case of any event described in clauses (A), (B) or (G) above, an Early Redemption Event with respect to Series
         2004-1 Notes shall be deemed to have occurred only if, after the applicable grace period described in those clauses, if any, either the Indenture Trustee or Series 2004-1 Noteholders holding Series 2004-1 Notes evidencing more than 50% of the
         Series 2004-1 Outstanding Principal Amount by written notice to the Seller, the Servicer, the Master Trust Trustee and, if
         given by Series 2004-1 Noteholders, the Indenture Trustee, declare that an Early Redemption Event has occurred as of the date of that notice.  In the case of any Early Redemption Event that is also an Early Amortization Event as described in the Series Supplement or any event other than clauses (A), (B) or (G) described above, an Early Redemption Event with respect to the Series 2004-1 Notes shall be deemed to have occurred without any notice or other action on the part of the
         Indenture Trustee or the Series 2004-1 Noteholders immediately upon the occurrence of that event.

------------------------------------------------------------------------------------------------------------------------------------

                                                         Exhibit 20(B)
                                                        Series 2005-1 Notes

5.34     The percentages and all other information calculated pursuant to the
         Definition at Early Redemption Events as specified in Section 1.01 of
         The Series 2005-1 Indenture Supplement

         "Early Redemption Events" means, with respect to the Series 2005-1 Notes, each of the Early Amortization Events specified in Section 9.01 of the Pooling and Servicing Agreement, as supplemented by the Series Supplement, plus each of the following:

(A)      failure on the part of the Seller (i) to make any payment, distribution or deposit required under the Pooling and Servicing Agreement or the Series
              Supplement within five Business Days after the Due Date or (ii) to observe or perform in any material respect any other material covenants or agreements of the Seller, which failure has a material adverse effect on the Series 2005-1
              Noteholders and which continues unremedied for a period of 60 days after written notice of such failure shall have been given to the Seller by the
              Indenture Trustee or to the Seller and the Indenture Trustee by any Holder
              of the Series 2005-1 Notes;                                                                                    NO

(B)      any representation or warranty made by the Seller pursuant to the Pooling and Servicing Agreement or any information contained in the schedule of
              Dealer Notes delivered thereunder or the Series Supplement shall prove to have been incorrect in any material respect when made or when delivered, which representation, warranty or schedule, or the circumstances or condition that caused such representation, warranty or schedule to be incorrect, continues to be incorrect or uncured in any material respect for a period of 60 days after written notice of such incorrectness shall have been given to the Seller by the Indenture Trustee or to the Seller and
              the Indenture Trustee by any Holder of the Series 2005-1 Notes and as a
              result of which the interests of the Series 2005-1 Noteholders are materially and adversely affected, provided, however, that an Early Redemption
              Event shall not be deemed to occur if the Seller has repurchased the related Dealer Notes or all such Dealer Notes, if applicable, during such period in accordance with the provisions of the Pooling and Servicing
              Agreement;                                                                                                     NO

(C)      any of the Seller, ITEC, NIC or NFC shall file a petition commencing a voluntary case under any chapter of the federal bankruptcy laws; or the
              Seller or NFC shall file a petition or answer or consent seeking reorganization, arrangement, adjustment or composition under any other similar applicable federal law, or shall consent to the filing of any such petition, answer or consent; or the Seller, ITEC, NIC or NFC shall appoint, or consent to the appointment of a custodian, receiver, liquidator, trustee, assignee, sequestrator or other similar official in bankruptcy or insolvency of it or of any substantial part of its property; or the Seller, ITEC, NIC or NFC shall make an assignment for the benefit of creditors, or shall
              admit in writing its inability to pay its debts generally as they become due;                                  NO

(D)      any order for relief against any of the Seller, ITEC, NIC or NFC shall have been entered by a court having jurisdiction in the premises under any chapter of the federal bankruptcy laws, and such order shall have continued undischarged or unstayed for a period of 120 days; or a decree or order by a court having jurisdiction in the premises shall have been entered approving as properly filed a petition seeking reorganization, arrangement, adjustment, or composition of the Seller, ITEC, NIC or NFC under any other similar applicable federal law, and such decree or order shall have continued undischarged or unstayed for a period of 120 days;
              or a decree or order of a court having jurisdiction in the premises for the appointment of a custodian, receiver, liquidator, trustee, assignee, sequestrator or other similar official in bankruptcy or insolvency of the
              Seller, ITEC, NIC or NFC of any substantial part of their property, or for the winding up or liquidation of their affairs, shall have been entered, and such decree or order shall have remained in force undischarged or
              unstayed for a period of 120 days;                                                                             NO

(E)      the Seller shall become legally unable for any reason to transfer Dealer Notes to the Master Trust in accordance with the provisions of the Pooling and
              Servicing Agreement;                                                                                           NO

(F)      on any Transfer Date, after giving effect to allocations to be made on that
               Transfer Date (including payments to be made on the related Payment Date), the Series 2005-1 Target Overcollateralization Amount exceeds the
               Series 2005-1 Overcollateralization Amount by more than the
               Series 2005-1 Overcollateralization Amount Shortfall Trigger; provided, however, that if such shortfall was caused by an Excess Cash Collateral
               Event, the Seller shall have a six month period during which an Early
               Redemption Event shall not occur if the foregoing condition is satisfied by calculating the Series 2005-1 Nominal Liquidation Amount after subtracting the amount on deposit in the Series 2005-1 Principal Funding
               Account in respect of the Series 2005-1 Notes;                                                                NO

(G)      any Servicer Termination Event shall occur (i) which would have a material
              adverse effect on the Series 2005-1 Noteholders and (ii) for which the                                         NO
              Servicer has received a notice of termination;

(H)      on any Determination Date, as of the last day of the preceding Due Period, the aggregate principal balance amount of Dealer Notes owned by the Master Trust relating to used vehicles exceeds 25% of the aggregate principal balance of
              Dealer Notes held by the Master Trust on that last day;
              Aggregate Principal Dealer Note Balance which was advanced against
              Financed Vehicles which are Used Vehicles exceeds 25% of the
              Aggregate Principal Balance of all Dealer Notes?                                                               NO

               Used Financed Vehicle Ratio: 4.75%

(I)      on any Determination Date, the quotient of (i) the product of (a) the sum of Dealer Note Collections for each of the related Due Period and the two immediately preceding Due Periods and (b) four, divided by (ii) the daily average principal amount of Dealer Notes outstanding during such Due
              Periods ("Turnover") is less than 1.7;
              Turnover Ratio less than 1.7?                                                                                  NO

                           Turnover Ratio:  4.38

(J)      the Series 2005-1 Outstanding Principal Amount is not repaid by the
              Expected Principal Payment Date;                                                                               NO

(K)      the Issuer becomes an "investment company" within the meaning of the
              Investment Company Act of 1940, as amended, and is not exempt from
              compliance with that Act;                                                                                      NO

(L)      the occurrence of an Event of Default under the Indenture;                                                          NO

(M)      the delivery by the Seller to the Master Trust Trustee of a notice stating that the Seller shall no longer continue to sell Dealer Notes to the Master
              Trust commencing on the date specified in such notice;                                                         NO

(N)      the Average Coverage Differential shall be equal to or less than negative two percent (-2%) on each of three consecutive Determination Dates;
              Average Coverage Differential shall be equal to or less than negative
              Two percent (-2.00%) on each of three consecutive Determination
              Dates?                                                                                                         NO

                           2 Months Past:            3.73%
                           1 Month Past:             3.87%
                           Current Month:            3.18%

(O)      on any Determination Date, the quotient of (i) the sum of Dealer Note
             Losses for each of the related Due Period and the five immediately preceding
             Due Periods and (ii) the sum of Principal Collections for each of the related
             Due Period and the five immediately preceding Due Periods, is greater than or equal to one percent (1%);
             Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?                                            NO

                           Dealer Note Loss Ratio:   0.00%

(P)      at the end of any Due Period, the Seller's Invested Amount is reduced to an amount less than the Minimum Seller's Invested Amount and the Seller has failed to assign additional Dealer Notes to the Master Trust or deposit cash into the Excess Funding Account, the Series 2005-1 Principal Funding
            Account or any other principal funding account with respect to any other series in the amount of such deficiency within ten Business Days following the end of such Due Period; provided, however, that if such deficiency was caused by an Excess Cash Collateral Event, the Seller shall have a six month period during which an Early Redemption Event shall not occur if the foregoing condition is satisfied by calculating the Series 2005-1 Nominal
            Liquidation Amount after subtracting the amount on deposit in the Series
            2005-1 Principal Funding Account in respect of the Series 2005-1 Notes; and                                      NO

(Q)      failure on the part of ITEC to make a deposit in the Interest Deposit Account required by the terms of the Interest Deposit Agreement on or before the date occurring five Business Days after the date such deposit is required
            by the Interest Deposit Agreement to be made                                                                     NO

               In the case of any event described in clauses (A), (B) or (G) above, an Early Redemption Event with respect to
         Series 2005-1 Notes shall be deemed to have occurred only if, after the applicable grace period described in those clauses, if any, either the Indenture Trustee or Series 2005-1 Noteholders holding Series 2005-1 Notes evidencing more than 50% of the Series 2005-1 Outstanding Principal Amount by written notice to the Seller, the Servicer, the Master Trust Trustee and,
         if given by Series 2005-1 Noteholders, the Indenture Trustee, declare that an Early Redemption Event has occurred as of the date of that notice.  In the case of any Early Redemption Event that is also an Early Amortization Event as described in the Series Supplement or any event other than clauses (A), (B) or (G) described above, an Early Redemption Event with respect to the Series 2005-1 Notes shall be deemed to have occurred without any notice or other action on the part of the
         Indenture Trustee or the Series 2005-1 Noteholders immediately upon the occurrence of that event.

------------------------------------------------------------------------------------------------------------------------------------

                                                                     EXHIBIT 20(C)
                                                   Navistar Financial Dealer Note Master Owner Trust
                                                                   Notes Series Data
                                                    for the September 26, 2005 Distribution Date

                                                            2004-1           2005-1           Total

 1. Aggregate amount of Collections                       87,996,333.19    87,996,333.19  175,992,666.38
    Allocated Interest Amounts for the Due Period          1,355,873.59     1,355,873.59    2,711,747.18
    Allocated Principal Amounts for the Due Period        86,640,459.60    86,640,459.60  173,280,919.20
    Allocation From / (To) Other Series                            0.00             0.00            0.00

 2. Series Fixed Allocation Percentage for the Due Period        50.00%           50.00%       100.0000%
    Series Variable Allocation Percentage for the Due Period     50.00%           50.00%             N/A
    Principal Allocation Percentage                                 N/A              N/A             N/A

 3. Total amount distributed (without Servicing Fee)         730,741.27       711,114.60    1,441,855.87

 4. Total amount of such distribution allocable
    to the Outstanding Principal Amount                            0.00             0.00            0.00

 5. Total amount of such distribution allocable
    to interest on the Series Notes                          730,741.27       711,114.60    1,441,855.87

 6. Series Allocated Dealer Note Losses                            0.00             0.00            0.00

 7. Recoveries on Dealer Note Losses                               0.00             0.00            0.00

 8. Amount of Series Allocated Dealer Note Losses / (Recoveries)   0.00             0.00            0.00
    - Noteholder portion of Dealer Note Losses / (Recoveries)      0.00             0.00            0.00
    - Seller portion of Dealer Note Losses / (Recoveries)          0.00             0.00            0.00

 9. Draw Amount                                                     N/A              N/A             N/A

10. Investor Charge Offs                                            N/A              N/A             N/A

11. Reimbursement of Investor Charge Offs                           N/A              N/A             N/A

12. Monthly Servicing Fee
    -   Series Allocation  -  Servicing Fee                  193,521.79       193,521.79      387,043.57
    -   Noteholder Servicing Fee                             172,853.66       172,853.66      345,707.32
    -   Seller Servicing Fee                                  20,668.13        20,668.13       41,336.25

13. Controlled Accumulation Amount                                 0.00             0.00            0.00

14. Nominal Liquidation Amt prior to Distribution Date   212,000,000.00   212,000,000.00  424,000,000.00
    Nominal Liquidation Amount after Distribution Date   212,000,000.00   212,000,000.00  424,000,000.00

15. Nominal Liquidation Amount                           212,000,000.00   212,000,000.00  424,000,000.00
    Overcollateralization Amount                          19,080,000.00    19,080,000.00   38,160,000.00
    Negative Carry Account Balance                                 0.00             0.00            0.00
    Other                                                          0.00             0.00            0.00
    Collateral Amount                                    231,080,000.00   231,080,000.00  462,160,000.00

    Required Excess Seller's Interest                               N/A              N/A             N/A

16. Beginning Spread Account Balance                       2,650,000.00     2,650,000.00    5,300,000.00
        Withdrawals from Spread Account (-) Interest          (7,516.58)       (7,518.12)     (15,034.70)
        Deposits to Spread Account (+) Interest                7,516.58         7,518.12       15,034.70
    Spread Account Balance as of the close of
    business on the Distribution date                      2,650,000.00     2,650,000.00    5,300,000.00

17. Series Principal Funding Account Balance                       0.00             0.00            0.00

18. Delinquency on Serviced Portfolio
                                          30 - 59 Days                                           0.0141%
                                          60 - 89 Days                                           0.0029%
                                             90+  Days                                           0.0730%

19. Master Owner Trust Receivables Balance                                                         $0.00
    Master Trust Receivables Balance                                                   $1,219,006,350.06

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